SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 20, 2002

                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


              Minnesota                     000-19370        41-1503914
             -----------------------------------------------------------
             (State or other jurisdiction  (Commission     (IRS Employer
              of incorporation)            File Number)   Identification)

                150 Motor Parkway, Hauppauge, New York 11788-5145
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (631) 232-7000
                --------------------------------------------------


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Item 5. Other Events and Regulation FD Disclosure.

On May 20, 2002, the Company announced that it has secured a 4 year, $10 million term loan facility with Healthcare Business Credit Corporation ("HBCC"). This loan facility is in addition to the $25 million line of credit which was established with HBCC in January 2002, giving Curative an aggregate $35 million in unused credit facilities to fund its acquisition strategy and for general operating purposes.

The press release announcing the term loan facility, dated May 20, 2002, is attached as Exhibit 99.1 and incorporated by reference herein.


Item 7. Financial Statements and Exhibits.

        (a)(b) No financial statements or proforma financial information filed herein.

        (c)    Exhibits. The following Exhibit is filed as part of this Report:

               Item No.  Description
               ---------------------
               99.1     Press Release dated May 20, 2002 issued by the Company.

                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      May 20, 2002



                                                 CURATIVE HEALTH SERVICES, INC.
                                                (Registrant)

                                                 By: /s/ Thomas Axmacher
                                                 -----------------------------
                                                         Thomas Axmacher
                                                         Chief Financial Officer

                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE

Contact:
Thomas Axmacher                                 Richard Moyer
Chief Financial Officer                         Investor Relations
Curative Health Services                        Cameron Associates
631-232-7015                                    212-554-5466
taxmacher@curativehealth.com                    richard@cameronassoc.com


             Curative Health Services Secures $10 Million Term Loan
               CURATIVE'S CREDIT FACILITIES NOW TOTAL $35 MILLION

      Hauppauge, New York - May 20,2002 - Curative Health Services, Inc. (NASDAQ: CURE) announced today that it has secured a 4 year, $10 million term loan facility with Healthcare Business Credit Corporation ("HBCC"). This loan facility is in addition to the $25 million line of credit which was established with HBCC in January 2002, giving Curative an aggregate $35 million in unused credit facilities to fund its acquisition strategy and for general operating purposes.

       "Securing this term facility provides us with additional flexibility in funding our plan to aggressively grow our Specialty Pharmacy Services (SPS) business through acquisition. " said Curative's Chairman, Joseph Feshbach. " Moreover, we are very pleased with the confidence expressed by HBCC in the Curative strategy as evidenced by this commitment."


About Curative Health Services

      Curative Health Services (CURE) delivers superior clinical outcomes and high patient satisfaction for patients experiencing serious medical conditions through two unique business units.

      Curative's Specialty Pharmacy Services business unit offers pharmacy products to patients for chronic and critical disease states such as Hemophilia and provides services to help such patients manage the health care process.

      Curative Health Services' Specialty Healthcare Services (SHS) business unit is an industry leader in chronic wound care management, consistently achieving an outcome success rate of more than 80 percent. SHS provides a broad continuum of services to health care providers through a nationwide network.
This national network of more than 100 hospital-based Wound Care Center programs, has offered comprehensive treatment to over 300,000 patients, achieving more than a 95 percent patient satisfaction rate.
      For more information, visit www.curative.com
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This press release contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Factors that might cause such differences include, but are not limited to, the termination or non-renewal of a material number of contracts, an inability to obtain new contracts, changes in the government regulations relating to the Company's Specialty Healthcare Services or Specialty Pharmacy Services business units, changes in the regulations governing third party reimbursements for the Company's services, manufacturing shortages of products sold by Curative's Specialty Pharmacy Services business unit and the other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. Readers of this release are referred to the Company's
Annual Report on Form 10-K for the year ended December 31, 2001 and Amendment
No. 2 to its Form S-3 filed May 13, 2002 for further discussion of these and other factors that could affect future results.

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